SUPPLEMENT DATED JANUARY 26, 2006 TO THE PROSPECTUS

DATED MAY 2, 2005

JNL® SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Please add the following disclosure to the front cover of the prospectus

On December 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. As a result, Salomon Brothers Asset Management Inc ("Salomon Brothers") became a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland, 21202, is a financial services holding company.

Under a licensing agreement between Citigroup and Legg Mason, the name Salomon Brothers Asset Management Inc, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates, as well as Salomon Brothers, are not affiliated with Citigroup.

This Supplement is dated January 26, 2006.

(To be used with VC3656 Rev. 05/05, VC3657 Rev. 05/05, VC3723 Rev. 05/05, VC5825 05/05, NV3174CE Rev. 05/05, NV3784 Rev. 05/05, VC4224 Rev. 05/05, NV4224 Rev. 05/05, VC5526 Rev. 05/05, NV5526 Rev. 05/05, NV5825 05/05, FVC4224FT Rev. 05/05, VC5890 05/05, VC5884 05/05, VC5869 05/05, VC5885 05/05, NV5869 05/05, NV5890 05/05, NV5884 05/05, NV5885 05/05, HR105 Rev. 05/05, and VC2440 Rev. 05/05.)

V5992 1/06

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